UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026 (October 26, 2026)

AMERICAN FUSION, INC.

(Exact name of registrant as specified in its charter)

Texas	001-43193	22-1436279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 N. Carroll Ave., Ste. 192
Southlake, TX	76092
(Address of Principal Executive Offices)	(Zip Code)

(480) 788-7420

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Executive Officer

On October 26, 2026, the Board of Directors (the “Board”) of American Fusion, Inc. (the “Company”) approved a change in executive leadership, effective immediately upon valid approval of the Board resolution. Richard C. Hawkins ceased serving as Chief Executive Officer and Corporate Secretary of the Company effective October 26, 2026. Mr. Hawkins was appointed Chief Administrative Officer (“CAO”), subject to his acceptance, and is expected to continue serving the Company in that capacity. His departure from the Chief Executive Officer position does not, by itself, constitute a departure from any position as a director.

During his tenure, Mr. Hawkins served as Chief Executive Officer on a non-salaried basis. He separately provided strategic corporate, financial and capital markets services to the Company on a non-exclusive basis under a Consulting Services Agreement dated January 1, 2025 (the “Consulting Agreement”). The Consulting Agreement was filed as Exhibit 10.4 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on March 12, 2026, and is incorporated herein by reference. The Consulting Agreement remains in effect and is not being amended or terminated in connection with the change in Mr. Hawkins’ title.

Appointment of Principal Executive Officer

On October 26, 2026, the Board appointed Brent Nelson, to succeed Richard C. Hawkins as Chief Executive Officer of the Company, effective immediately. Mr. Nelson, who has served as Executive Chairman of the Board since March 1, 2026, will continue to serve as Chairman of the Board. The Board also appointed Michael G. Smith, age 66, to succeed Richard C. Hawkins as the Corporate Secretary of the Company, effective immediately.

Mr. Nelson currently provides services to the Company under a consulting services agreement dated March 1, 2026 (the “Nelson Consulting Agreement”), under which Mr. Nelson receives compensation of $15,000 per month. The Company may, in its sole and absolute discretion, award additional compensation or bonuses from time to time in recognition of services rendered, milestones achieved, transactions completed, or other extraordinary contributions. The term of the Nelson Consulting Agreement shall be for six months and automatically renew for successive six-month periods unless either party provides written notice of non-renewal at least thirty days prior to the expiration of the then-current term. The foregoing description of the Nelson Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Nelson Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Nelson Consulting Agreement was not entered into or amended in connection with Mr. Nelson’s appointment as Chief Executive Officer and remains in effect. Other than the Nelson Consulting Agreement, as of the date of this Current Report on Form 8-K, the Company has not entered into any material plan, contract or arrangement with Mr. Nelson, and no grant or award has been made to Mr. Nelson, in connection with his appointment as Chief Executive Officer, and the terms of any such arrangement have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K within four business days after the material terms of any such arrangement are determined, as required by Instruction 2 to Item 5.02 of Form 8-K.

Brent Nelson, age 65, is a technology entrepreneur, venture investor and business executive with more than 30 years of experience in energy, aerospace, healthcare and advanced technology. During the past five years, Mr. Nelson has served as founder, Chairman and Chief Executive Officer of Kepler Aerospace, a technology platform company focused on propulsion, advanced energy and space-related technologies, and has served in leadership roles with American Fusion, Inc. and American EcoFuels Inc., including as Chairman and director of each company. His activities include oversight of the Kepler-related businesses Kepler Fusion Technologies, Kepler GTL Technologies, Kepler Medical, Kepler Gravity Sciences, Kepler Electrical and Kepler Space Ventures. He is also affiliated with Quantum Investment Fund I and Earth Sciences Fund I, where he participates in capital formation and strategic investment initiatives.

Earlier in his career, Mr. Nelson founded or co-founded businesses including a company that developed technology later associated with Windows Media Player, Palmworks, CybeRecord, Evader, RF Surgical Systems and Mobile PET Systems. His experience also includes natural-resources development projects in South America and Australia. The Board selected Mr. Nelson to succeed Mr. Hawkins in view of his experience with technology development, corporate strategy, financing and management.

Mr. Nelson does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

Except for the Nelson Consulting Agreement described above and the transactions described in the Company’s Registration Statement on Form 10 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, including the share exchange pursuant to which the Company acquired Kepler from Mr. Nelson and Mr. Nelson’s acquisition, through Earth Sciences Fund I LLC, of the Special 2020 Series A Preferred Control Share, there are no transactions in which Mr. Nelson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Services Agreement between American Fusion, Inc. and Brent Nelson dated March 1, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026	AMERICAN FUSION, INC.

	By:	/s/ Brent Nelson
Brent Nelson Chief Executive Officer and Chairman